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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            BELLSOUTH CAPITAL FUNDING
                                   CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                  GEORGIA                                 58-1744323
  (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

        1155 PEACHTREE STREET, N.E.
                ATLANTA, GA                               30309-3610
  (Address of Principal Executive Offices)                (Zip Code)


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
If this form relates to the registration of a class of          If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the                     securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to General               Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.  [X]         Instruction A.(d), please check the following box.  [ ]
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Securities Act registration statements file numbers to    33-51449 and 333-45607
which this form relates:                                 -----------------------
                                                             (If applicable)



Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
         -------------------                   ------------------------------
7 3/8% Quarterly Interest Bonds due 2039           New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                (Title of Class)
                                ----------------
                                      None



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ITEM 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a full description of the 7 3/8 % Quarterly Interest Bonds due 2039 (the "Bonds") being registered hereby, reference is made to the information contained under the caption "Description of Securities" in the Prospectus dated April 30, 1999 (the "Prospectus") contained in the Registrant's Registration Statement on Form S-3 (Registration No. 333-77053) and information contained under the caption "Description of the Bonds" in a Prospectus Supplement dated July 30, 1999 relating to the Securities to be filed by the Registrants pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The information contained in the foregoing Registration Statement and Prospectus Supplement are incorporated herein by reference.

ITEM 2:  EXHIBITS

         The following exhibits have been filed with the Securities and Exchange
Commission:

         1. Prospectus dated April 30, 1999, included in the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-77053) as filed with the SEC on April 26, 1999 (the "S-3 Registration Statement") and hereby incorporated by reference.

         2. Form of Indenture between the Registrant, BellSouth Corporation and The Bank of New York, incorporated by reference to Exhibit 4-a of the S-3 Registration Statement.

         3. Form of Note filed by BellSouth Corporation (File #1-8607)on Form 8-K with the Commission on July 30, 1999 and hereby incorporated by reference.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       BellSouth Capital Funding Corporation


                                       By: /s/ Gary L. Walton
                                           -------------------------------------
                                           Name: Gary L. Walton
                                           Title: Vice President and Treasurer

Date: July 30, 1999



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